SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 24, 2005
                                                         ----------------

                                Technitrol, Inc.
              -----------------------------------------------------
             (Exact Name of registrant as specified in its charter)


         Pennsylvania                   001-05375             23-1292472
------------------------------- -------------------------- -----------------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
         incorporation)                                   Identification No.)


                1210 Northbrook Dr., Suite 385, Trevose, PA       19053
                -------------------------------------------     ----------
                  (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (215) 355-2900
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 2.02 Results of Operations and Financial Condition

On January 24, 2005, Technitrol, Inc. issued a press release regarding its results of operations for its fourth quarter and full year 2004 ended December 31, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report.

The information in this Current Report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or other document filed with the Commission, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits


Exhibit Number      Description
--------------      -----------
 99.1               Press Release dated January 24, 2005 regarding Technitrol
                    Inc.'s results of operations for the fourth fiscal quarter and full year 2004 ended December 31, 2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TECHNITROL, INC.

                                    By:  /s/Drew A. Moyer
                                         ---------------------------
                                          Drew A Moyer
                                          Senior Vice President
                                          and Chief Financial Officer

Dated: January 24, 2005

                                 EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
 99.1               Press Release dated January 24, 2005 regarding Technitrol
                    Inc.'s results of operations for the fourth fiscal quarter and full year 2004 ended December 31, 2004.